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                                                                   EXHIBIT 10.87


                             COMPUTONE CORPORATION

                          1997 EQUITY INCENTIVE PLAN
                          --------------------------

     Computone Corporation, a Delaware corporation (the "Company"), hereby sets forth the Computone Corporation 1997 Equity Incentive Plan (the "Plan"). The Plan provides for the grant of non-qualified stock options ("Options") to officers, directors, employees and consultants of the Company.

     1.  Purpose.  The purpose of the Plan is to further the growth, development
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and financial success of the Company by providing additional incentives to officers, directors, employees and consultants of the Company, which will enable them to participate directly in the growth of the value of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining and motivating officers, directors, employees and consultants of high caliber and potential. To accomplish these purposes, the Plan provides a means whereby officers, directors, employees and consultants of the Company may receive Options to purchase shares of the Company's Common Stock, par value $.01 per share (the "Common Stock").

     2.  Administration.
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     (a) Administration by the Board.  The Plan shall be administered by the
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Board of Directors of the Company (the "Board"), which, in its discretion, may appoint a committee (the "Committee") consisting solely of two or more non-employee directors of the Company, as that term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 (the "1934 Act"), to administer the Plan in lieu of the Board, subject to the ultimate authority of the Board to administer the Plan. If the Board appoints a Committee, the Board, from time to time, may increase the size of the Committee and appoint additional members thereof, remove members with or without cause and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee and thereafter directly administer the Plan.

     (b) Authority of the Board.  The Board or the Committee, if such is
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appointed, shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application and to make all other determinations necessary or advisable for the administration of the Plan. As used herein the "Board" shall be deemed to refer to the "Committee," as such is appointed, subject to the ultimate authority of the Board as set forth in Section 2(a) hereof. All decisions, determinations and interpretations of the Board shall be final and binding on all holders of Options granted under the Plan and their successors in interest. The Board shall determine the officers, directors, employees or consultants to whom Options are to be granted; the type, amount, size and terms of each such grant; and the time(s) when Options are to be exercisable. Members of the Board shall not receive any compensation for their services in administering the Plan, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. No member of the Board or of the Committee shall be personally liable for any action,
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determination or interpretation made in good faith with respect to the Plan, and all members of the Board and of the Committee shall be fully protected and indemnified by the Company in respect to any such action, determination or interpretation.

     3.  Grant of Options.
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     (a) Limitations.  The number of shares of Common Stock available under the
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Plan for issuance pursuant to Options is 250,000 shares of Common Stock in the aggregate. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

     (b) Eligibility To Receive Options.  Officers, directors, employees and
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consultants of the Company shall be eligible to receive Options under the Plan as determined by the Board or the Committee, if such is appointed, in its sole discretion.

     (c) Type of Options.    Grants may be made at any time and from time to
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time by the Board or the Committee, if such is appointed, in the form of Options to purchase shares of Common Stock. Options granted hereunder are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any amendment or substitute thereto.

     (d) Option Agreements.  Options for the purchase of Common Stock shall be
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evidenced by written agreements in such form not inconsistent with the Plan as the Board or the Committee, if such is appointed, shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Board or the Committee, if such is appointed, in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

         (i) Exercise Price.  Each option agreement shall set forth the exercise
             --------------
price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. The exercise price of the Common Stock subject to an Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Board or the Committee, if such is appointed, but in no event less than the par value of such stock. For this purpose, fair market value on any date shall mean the closing price of the Common Stock as reported in The Wall Street Journal or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or if the price of the Common Stock is not reported by Nasdaq, the fair market value shall be as determined by the Board or the Committee, if such is appointed.

         (ii) Exercise Term.  Each Option shall state the period or periods of
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time within which the Option may be exercised, in whole or in part, as determined by the Board, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Board shall have the power to permit an acceleration of exercise terms upon such circumstances and subject to such terms and conditions as the Board deems appropriate in its sole discretion.

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         (iii)  Substitution of Options.  Options may be granted under the Plan
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from time to time in substitution for stock options held by officers, directors, employees or consultants of other corporations who are about to become, and who do concurrently with the grant of such options become, officers, directors, employees or consultants of the Company as a result of a merger or consolidation of such corporation with the Company, or the acquisition by the Company of the assets of such corporation or the acquisition by the Company of stock of such corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Section 3 to such extent as the Board or the Committee, if such is appointed, at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which Options are granted.

     4.  Date of Grant.  The date on which an Option shall be deemed to have
         -------------
been granted under the Plan shall be the date of the Board's authorization of the Option or such later date as may be determined by the Board at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

     5.  Manner of Exercise.  Options may be exercised in whole or in part, from
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time to time, by giving written notice of exercise to the President of the
Company, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock of the Company at fair market value or a combination thereof, as the Board may determine from time to time and subject to such terms and conditions as may be prescribed by the Board for such purpose. The Board may also, in its discretion and subject to prior notification to the Company by an optionee, permit an optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised. The Company shall not be required to issue fractional shares on exercise of an Option.

     6.  Rights upon Termination of Service.  In the event an optionee ceases to
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be an officer, director, employee or consultant of the Company for any reason other than death, total disability (within the meaning of Section 22(e)(3) of the Code) or retirement, the optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such other or different terms and conditions, as may be specified by the Board in a written agreement evidencing an Option.
In the event that an optionee dies, retires or becomes totally disabled prior to the expiration of his or her Option and without having fully exercised such Option, the optionee or the optionee's successor in interest shall have the right to exercise the Option during its term within a period of one year after such termination due to death, retirement or total disability to the extent that the Option was exercisable at the time of such termination or within such other period, and subject to such other or different terms and conditions, as may be

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specified by the Board in a written agreement evidencing an Option.  As used in this Section 6, "retirement" means a termination of employment by reason of an optionee's retirement at or after the optionee's earliest permissible retirement date pursuant to and in accordance with the Company's regular retirement plan or personnel practices.

     7.  General Restrictions.  Each Option granted under the Plan shall be
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subject to the requirement that if at any time the Board shall determine that
(i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax withholding obligation or (iv) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

     8.  Rights of a Stockholder.  The recipient of any Option under the Plan,
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unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until certificates for shares of Common Stock are issued and delivered to such recipient.

     9.  Right to Terminate Employment.  Nothing contained in the Plan or in any
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option agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment or service of the Company or affect any right that the Company may have to terminate the service or employment of such optionee.

     10.  Withholding.  Whenever the Company proposes or is required to issue or
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transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Board, in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Company, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Board at the fair market value thereof as of the date of exercise.

     11.  Assignability.  Options under the Plan shall be assignable and
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transferable by the recipient thereof to the extent that the agreement evidencing such Option expressly so indicates. The Company shall not be required to recognize any such transfer or assignment until written notice thereof, signed by the holder of the Option, is delivered to the secretary of the Company. Unless otherwise transferred or assigned, the Option shall be exercisable only by the recipient or by the recipient's guardian or legal representative during the life of the recipient.

     12.  Non-Uniform Determinations.  Determinations by the Board and the
          --------------------------
Committee, if such is appointed, under the Plan (including, without limitation,

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recommendations and determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

     13.  Adjustments.
          -----------

         (a) Changes in Capitalization.  Subject to any required action by the
             -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any securities convertible into or exchangeable for Common Stock of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or the Committee, if such is appointed, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein or in an agreement evidencing an Option, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option or the exercise price thereof.

         (b) Dissolution or Liquidation.  In the event of the proposed
             --------------------------
dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Option holder the right to exercise his or her Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise then be exercisable.

         (c) Sale or Merger.  In the event of a proposed sale of all or
             --------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his or her Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise then be exercisable or (iii) declaring that an Option shall terminate at a date fixed by the Board, provided that the Option holder is given notice thereof and opportunity to exercise the then exercisable portion of his or her Option prior to such date.

     14.  Rights Upon Change in Control.  In the event of a Change of Control of
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the Company, the Board may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide, by resolution adopted prior to such Change in Control, that at some time prior to the effective date of such Change in Control, that all Options granted pursuant to the Plan shall become immediately exercisable as to all of the shares covered thereby, notwithstanding any other provision contained herein or in the option agreements. As used herein, "Change of Control" shall mean (a) the acquisition of shares of the Company by any "person" or "group" (as such terms are used in Rule 13d-3 under the 1934 Act as now or hereafter amended) in a transaction or series of transactions, that result in such person or group directly or indirectly first owning beneficially more than 35% of the Company's Common Stock, (b) the consummation of a merger or other business combination after which the holders of voting capital stock of the Company do not collectively own 50% or more of the voting capital stock of the entity surviving such merger or other business combination or the sale, lease, exchange or other transfer in a transaction or series of transactions of all or substantially all of the assets of the Company or (c) as the result of or in connection with any cash tender offer or exchange offer, merger or other business combination, sale of assets or contested election of directors or any combination of the foregoing transactions (a "Transaction"), the persons who constituted a majority of the members of the Boards of Directors of the Company on July 30, 1997 and persons whose election as members of the Boards of Directors of the Company was approved by such members then still in office or whose election was previously so approved after July 30, 1997, but before the event that constitutes a Change of Control, no longer constitute such a majority of the members of the Boards of Directors of the Company then in office. A Transaction constituting a Change in Control shall only be deemed to have occurred upon the closing of the Transaction.

     15.  Amendment, Suspension or Termination of the Plan.  The Plan may be
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wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, subject to any required stockholder approval or any stockholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange or automated quotation system listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as specifically authorized herein.

     16.  Reservation of Shares.  The Company, during the term of the Plan, will
          ---------------------
at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

     17.  Effect on Other Plans.  Participation in the Plan shall not affect an
          ---------------------
optionee's eligibility to participate in any other benefit or incentive plan of the Company. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

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     18.  Duration of the Plan.  The Plan shall remain in effect until all
          --------------------
Options granted under the Plan have been satisfied by the issuance of shares or expired, but no Option shall be granted after July 29, 2007.

     19.  Forfeiture for Dishonesty.  Notwithstanding anything to the contrary
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in the Plan, if the Board or the Committee, if such is appointed, finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that an optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of such optionee's employment, service or retention by the Company or any subsidiary of the Company that damaged the Company or that the optionee has disclosed confidential information of the Company or any subsidiary of the Company, such optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates, provided that the Company shall return to the optionee any exercise price theretofore paid by the optionee to the Company. The decision of the Board or the Committee, if such is appointed, in interpreting and applying the provisions of this Section 19 shall be final. No decision of the Board, however, shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

     20.  No Prohibition on Corporate Action.  No provision of the Plan shall be
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construed to prevent the Company, or any officer or director of the Company, from taking any action deemed by the Company, or such officer or director, to be appropriate or in the best interest of the Company, whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's successor in interest shall have any claim against the Company or any officer or director of the Company or member of the Committee, as a result of the taking of such action.

     21.  Indemnification.  With respect to the administration of the Plan, the
          ---------------
Company shall indemnify each present and future member of the Board and the Committee against, and each member of the Board and the Committee shall be entitled, without further action on such member's part, to indemnity from the Company for all expenses, including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself, reasonably incurred by the member in connection with or arising out of any action, suit or proceeding in which the member may be involved by reason of his or her being or having been a member of the Board or of the Committee, whether or not he or she continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Board or of the Committee (a) in respect of matters as to which he or she shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Board or such Committee or (b) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Board or of the Committee unless, within 60 days after institution of any such action, suit or proceeding, he or she shall have offered the Company in writing the opportunity to defend

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such action, suit or proceeding at its own expense.  The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board and of the Committee and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

     22.  Miscellaneous Provisions.
          ------------------------

     (a) Compliance with Plan Provisions.  No optionee or other person shall
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have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until a written option agreement shall have been executed on behalf of the Company and by the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee, and each person claiming under or through such optionee, have been met.

     (b) Approval of Counsel.  In the discretion of the Board, no shares of
         -------------------
Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (c) Effects of Acceptance.  By accepting any Option under the Plan, each
         ---------------------
optionee and each person claiming under or through such optionee shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or its officers, the Board or the Committee.

     (d) Compliance with Rule 16b-3.  To the extent that Rule 16b-3 under the
         --------------------------
1934 Act applies to Options granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that, if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to have been automatically amended so as to bring the provisions of the Plan into full compliance with such Rule.

     23.  Stockholder Approval.  No Option may be exercised until the Plan shall
          --------------------
have been approved by the affirmative vote of the holders of a majority of the shares of the Company's outstanding Common Stock present or represented and entitled to vote at a duly convened meeting of stockholders.

     24.  Titles.  Titles are provided herein for convenience of reference only
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and are not to serve as a basis for interpretation or construction of the Plan.

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